Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Carbonics Capital Corporation (f/k/a GreenShift Corporation) (the "Company"), certifies that:

1. The Quarterly Report on Form 10Q/A (Amendment No. 1) of the Company for the Quarter ended March 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /S/      PAUL MILLER
                                      ----------------------------------
Dated:   January 15,  2009                     PAUL MILLER
                                               Chief Executive Officer

                                      /S/      JACQUELINE FLYNN
                                      ----------------------------------
Dated:   January 15 ,  2009                    JACQUELINE FLYNN
                                               Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.